Exhibit 10.1
AMENDMENT TO EMPLOYMENT AGREEMENT
This Amendment (“Amendment”) is made as of April 19, 2011, by and between Spanish Broadcasting System, Inc. (the “Company”), a Delaware corporation and Joseph A. Garcia (“Executive”) (hereinafter collectively referred to as “the Parties”).
RECITALS
WHEREAS, the Company and Executive entered into an Employment Agreement dated as of August 4, 2008 (the “Employment Agreement”); and
WHEREAS, the Company and Executive wish to amend the Employment Agreement pursuant to the terms and conditions set forth herein below.
NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties understand and agree to amend the Employment Agreement as follows:
1. Amendment to Employment Agreement. Upon effectiveness of this Amendment as provided in Section 2 below, Section 3(e) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:
“(e) Automobile. During the Term of this Agreement, the Company will provide Executive an annual allowance of Twenty Thousand Four Hundred Dollars ($20,400) for the business use by Executive in purchasing or leasing an automobile and for the payment of insurance, maintenance and other expenses in connection with such automobile.”
2. Effectiveness. This Amendment shall become effective at such time that executed counterparts of this Amendment have been duly executed and delivered.
3. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
4. The remaining terms and conditions of the Employment Agreement remain in full force and effect.
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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the day and year first written above.

SPANISH BROADCASTING SYSTEM, INC.
By:	/s/ Raul Alarcon
	Name:	Raul Alarcon
	Title:	President

EXECUTIVE
/s/ Joseph A. Garcia
Joseph A. Garcia